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                                                                    EXHIBIT 99.4

                                    AGREEMENT

     The registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to each of the Agreement and Plan of Merger, dated as of November 1, 2001, by and among divine, inc., TD Acquisition Corp., and Data Return Corporation, and related documents.

Dated:   November 6, 2001

                                  divine, inc.


                                  By:  /s/ Michael P. Cullinane
                                      -------------------------------
                                      Michael P. Cullinane
                                      Executive Vice President, Chief Financial
                                      Officer, and Treasurer